
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
-----------------------------------------------------------------------------------------------------------
                                                                       June 30      Pro-Forma
                                                                         2003      Adjustments    Adjusted
                                                                    ---------------------------------------
ASSETS
Current Assets
      Cash and cash equivalents                                       $ 34,589                    $ 34,589
      Accounts receivable, net of allowance for doubtful
           accounts of $ 39,000                                        294,855                     294,855
      Due from officers and employees                                   16,123                      16,123
      Interest receivable                                                    -       $ 35,000       35,000
      Inventories                                                      356,442                     356,442
      Trust Deed receivable                                                  -      2,000,000    2,000,000
      Prepaid expenses                                                  34,855                      34,855
                                                                     ---------                   ---------
           Total current assets                                        736,864                   2,771,864
                                                                     ---------                   ---------

Property, Plant and Equipment

      Property, plant and equipment                                    453,628                     453,628
                                                                     ---------                   ---------

           Total property, plant and equipment                         453,628                     453,628
                                                                     ---------                   ---------

Noncurrent Assets

      Deposits                                                           9,341                       9,341
      Patents and licenses                                           2,591,994                   2,591,994
                                                                     ---------                   ---------

           Total noncurrent assets                                   2,601,335                   2,601,335
                                                                     ---------                   ---------

      Total assets                                                 $ 3,791,826                 $ 5,826,826
                                                                   ===========                 ===========

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities

      Accounts payable                                              $ 944,005                    $ 944,005
      Accrued liabilities                                             192,423                      192,423
      Notes Payable                                                         -         435,000      435,000
      Loans from shareholders                                         600,000                      600,000
                                                                     ---------                   ---------

           Total current liabilities                                1,736,428                    2,171,428
                                                                   -----------                   ---------

Stockholders' Equity

      Class A common stock, no par value: authorized
           50,000,000 shares, issued and outstanding
            12,594,088 at June 30, 2003                            14,758,203                   14,758,203
      Warrants: issued and outstanding 737,429
           warrants                                                   668,986                      668,986
      Accumulated deficit                                         (13,371,791)      1,600,000  (11,771,791)
                                                                  ------------                 -----------

           Total stockholders' equity                               2,055,397                    3,655,397
                                                                  ------------                 -----------

      Total liabilities and stockholders' equity                  $ 3,791,826                  $ 5,826,826
                                                                  ============                 ===========
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

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

------------------------------------------------------------------------------------------------------

                                                                Eleven Months              Two Months
                                                                    Ended                    Ended
                                                                  June 30                  June 30
                                                                    2003                      2003
                                                             --------------------    ---------------------
Net revenues                                                    $ 2,405,634                $ 400,186
Cost of sales                                                     1,368,072                  176,409
                                                                  ----------                 -------

Gross profit                                                      1,037,563                  223,778
                                                                  ----------                 -------

Selling expenses                                                    516,720                   72,425
General and administrative expenses                               1,702,138                  283,080
Research and development                                            820,673                  130,182
Start-up costs                                                      635,376                        -

Total operating costs                                             3,674,907                  485,687
                                                                  ----------                 -------

Loss from operations                                             (2,637,344)                (261,909)
                                                                 -----------                ---------

Other income and (expense):
      Interest income                                                 1,332                        -
      Interest Expense                                              (89,765)                 (18,000)
                                                                    --------                 --------

Total other income (expense)                                        (88,433)                 (18,000)
                                                                    --------                 --------

Net loss                                                       $ (2,725,777)              $ (279,909)
                                                               =============              ===========


Net loss per common share, basic and diluted                        $ (0.29)                 $ (0.02)
                                                                    ========                 ========

                                                                                         -----------------

                                                                                           Eleven Months
                                                                                               Ended
                                                                                              June 30
CONSOLIDATED STATEMENTS OF ACCUMULATED DEFICITS (Unaudited)                                     2003
-----------------------------------------------------------                              -----------------

Balance, beginning of period                                                              $ (10,646,014)

Net income (loss)                                                                            (2,725,777)
                                                                                             -----------

Balance, end of period                                                                    $ (13,371,791)
                                                                                          ==============

